UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 22, 2005

CYGNUS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18962	94-2978092

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Penobscot Drive, Redwood City, California	94063-4719

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(650) 369-4300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 1.02. Termination of a Material Definitive Agreement.
Item 2.05. Costs Associated with Exit or Disposal Activities.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 3.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9
EXHIBIT 10.10

Item 1.01. Entry into a Material Definitive Agreement.

     On March 22, 2005, Cygnus, Inc. (the “Company”) entered into an agreement with independent Director Andrè F. Marion to pay compensation of $15,000 per fiscal quarter effective April 1, 2005. The Company entered into this agreement with Mr. Marion, who will be the sole remaining independent director of the Company after the dissolution of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee effective April 1, 2005. (See Item 8.01 below).

     On March 22, 2005, the Company amended its 1999 Stock Incentive Plan to terminate the provision for periodic stock option grants to independent Directors under the Automatic Option Grant Program, effective April 1, 2005.

     On March 22, 2005, the Company entered into new employment agreements with John C Hodgman, Chairman of the Board, President and Chief Executive Officer, and Barbara G. McClung, Chief Legal Officer and Corporate Secretary, that will become effective April 2, 2005. The prior employment agreements with Mr. Hodgman and Ms. McClung were terminated by the Company effective April 1, 2005. (See Item 1.02 below). The new agreements generally provide that Mr. Hodgman’s and Ms. McClung’s employment may be terminated by the Company without cause at any time and for any reason. Upon termination of employment Mr. Hodgman and Ms. McClung shall only be entitled to any accrued and unpaid salary due.

     Under their new employment agreements, Mr. Hodgman and Ms. McClung will earn a base salary of $300,000 and $275,000 per year, respectively. In addition to salary payments, Mr. Hodgman and Ms. McClung may be eligible for a discretionary bonus to be determined by the Company’s Board of Directors in its sole and absolute discretion.

     John C Hodgman, age 50, was re-appointed Chairman of the Board, President and Chief Executive Officer effective April 2, 2005. John C Hodgman was appointed Chairman of the Board in 1999 and had served as a director, President and Chief Executive Officer since August 1998. He was President, Cygnus Diagnostics from May 1995 to August 1998, and was also Chief Financial Officer of Cygnus, Inc. Mr. Hodgman joined Cygnus in August 1994 as Vice President, Finance and Chief Financial Officer. Prior to joining Cygnus, Mr. Hodgman served as Vice President of Operations and Finance, Chief Financial Officer and a member of the Board of Directors for Central Point Software, a personal computer and networking software company. Prior to then, he was Vice President of Finance and Administration and Chief Financial Officer of Ateq Corporation. Mr. Hodgman holds a B.S. degree from Brigham Young University and an M.B.A. from the University of Utah. Mr. Hodgman is also a director of Immersion Corporation and AVI BioPharma, Inc.

     Barbara G. McClung, Esq., age 50, was appointed Chief Legal Officer and Corporate Secretary effective April 2, 2005. Barbara G. McClung, Esq., was appointed General Counsel, Senior Vice President and Corporate Secretary in December 1998. Ms. McClung joined Cygnus in January 1998 as Vice President, Intellectual Property. In August 1998, Ms. McClung was promoted to Vice President and General Counsel. Prior to joining Cygnus, from August 1990 to January 1998, she was Corporate Patent Counsel at Chiron Corporation, a biotechnology company. Prior to that she was Patent Counsel at E.I. du Pont de Nemours & Co. She is a member of the California, Delaware and Pennsylvania bars, as well as being a registered patent attorney before the United States Patent and Trademark Office. Ms. McClung received a J.D. from the University of Pennsylvania Law School, and a B.A. from the University of California, San Diego, and an M.A. from the University of Pennsylvania.

Item 1.02. Termination of a Material Definitive Agreement.

     On March 22, 2005, the Company terminated the December 2000 Employment Agreements of John C Hodgman, Chairman, President and Chief Executive Officer; Craig W. Carlson, Chief Operating Officer, Chief Financial Officer and Senior Vice President; Neil R. Ackerman, Chief Technical Officer, Senior Vice President, Research & Development and Scientific Affairs; and Barbara G. McClung, Senior Vice President, General Counsel and Corporate Secretary; all effective April 1, 2005. Each officer shall receive the following: (i) a cash lump sum payment equal to one times the officer’s highest amount of base salary and annual bonus, (ii) up to twelve months of health and life insurance benefits, (iii) full vesting of all unvested stock options and restricted stock, and (iv) up to six months of outplacement services. These employment agreements were terminated in connection with the wind down of the Company’s business.

     The amount of the severance benefit that is payable to each officer, including health and life insurance benefits is as follows: Mr. Hodgman; $627,726; Mr. Carlson, $483,098; Mr. Ackerman, $448,858; and Ms. McClung, $397,239.

Item 2.05. Costs Associated with Exit or Disposal Activities.

     The information contained in Item 1.02 above is hereby incorporated by reference to the extent applicable. The Company estimates that the total costs in severance payments of terminating the employment of the officers will be approximately $2.0 million, all of which will be paid in cash. The Company anticipates recording a charge in such amount in the first quarter of the current fiscal year.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On March 21, 2005, Frank T. Cary and Richard G. Rogers notified the Company that they will resign from the Board of Directors of Cygnus, Inc. effective March 31, 2005. Their resignations were rendered in connection with the wind down of the Company’s business. The Board of Directors has dissolved the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee effective April 1, 2005. (See Item 8.01 below).

     On March 22, 2005, the Company terminated the positions of John C Hodgman, Chairman, President and Chief Executive Officer; Craig W. Carlson, Chief Operating Officer, Chief Financial Officer and Senior Vice President; Neil R. Ackerman, Chief Technical Officer and Senior Vice President, Research & Development and Scientific Affairs; and Barbara G. McClung, Senior Vice President, General Counsel and Secretary effective April 1, 2005. (The information contained in Item 1.02 above is hereby incorporated by reference to the extent applicable.)

     (c) On March 22, 2005, the Company re-appointed John C Hodgman as Chairman of the Board, President and Chief Executive Officer and appointed Barbara G. McClung, Esq. as Chief Legal Officer and Corporate Secretary, both effective April 2, 2005. (The information contained in Item 1.01 is hereby incorporated by reference to the extent applicable.)

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     (a) On March 22, 2005, the Company amended its Bylaws setting the number of directors at two instead of four, effective April 1, 2005

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

     On March 22, 2005, the Company amended its Code of Ethics, effective April 2, 2005, to appoint John C Hodgman as the Ethics Compliance Officer for the Company. The Company’s former Ethics Compliance Officer, Cindy Hayashi, Executive Vice President, Human Resources, is no longer employed by the Company as her position was terminated as part of the Company’s wind-down activities. The Company’s Code of Ethics is available at www.cygn.com.

Item 8.01. Other Events.

     On March 22, 2005, the Board of Directors dissolved the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee effective April 1, 2005.

     Effective April 1, 2005, the Company’s new principal executive offices are located at 88 Kearny Street, 4th Floor, San Francisco, California 94108, and its telephone number at that address is (415) 262-6220 and its facsimile number at that address is (415) 262-6221.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit Number

3.1	Bylaws of the Registrant, as amended.

10.1	Registrant’s 1999 Stock Incentive Plan (as Amended and Restated March 22, 2005).

10.2	Form of Employment Agreement between the Registrant and John C Hodgman.

10.3	Form of Employment Agreement between the Registrant and Barbara G. McClung.

10.4	Form of Termination Agreement between the Registrant and John C Hodgman

10.5	Form of Termination Agreement between the Registrant and Barbara G. McClung.

10.6	Form of Termination Agreement between the Registrant and Neil R. Ackerman.

10.7	Form of Termination Agreement between the Registrant and Craig W. Carlson.

10.8	Form of Resignation from Director Richard G. Rogers.

10.9	Form of Resignation from Director Frank T. Cary.

10.10	Summary of Compensation of Independent Director.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNUS, INC.
Date: March 25, 2005	By:	/s/ Barbara G. McClung
Barbara G. McClung
Senior Vice President and General Counsel

Exhibit Index

Exhibit Number	Description

3.1	Bylaws of the Registrant, as amended.
10.1	Registrant’s 1999 Stock Incentive Plan (as Amended and Restated March 22, 2005).
10.2	Form of Employment Agreement between the Registrant and John C Hodgman.
10.3	Form of Employment Agreement between the Registrant and Barbara G. McClung.
10.4	Form of Termination Agreement between the Registrant and John C Hodgman
10.5	Form of Termination Agreement between the Registrant and Barbara G. McClung.
10.6	Form of Termination Agreement between the Registrant and Neil R. Ackerman.
10.7	Form of Termination Agreement between the Registrant and Craig W. Carlson.
10.8	Form of Resignation from Director Richard G. Rogers.
10.9	Form of Resignation from Director Frank T. Cary.
10.10	Summary of Compensation of Independent Director.